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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 1, 2000
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                               KOMAG, INCORPORATED
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               (Exact name of registrant as specified in charter)



      Delaware                      0-16852                   94-2914864
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)


1710 Automation Parkway, San Jose, California                         95131
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code     408-576-2000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



      1.   ITEM 5. OTHER EVENTS



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               On June 1, 2000, Komag Incorporated ("Komag") announced that
Komag and its senior lenders executed a Loan Restructure Agreement. A copy of the press release with respect to the Loan Restructure Agreement is included herein as Exhibit 99.1. Such press release is incorporated by reference in to this item 5.



      2.    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



      (c) EXHIBITS

            4.1 Loan Restructure Agreement by and among Komag and the Restructure Lenders named therein, dated as of June 1, 2000.

            4.2 Warrant Agreement by and between Komag and the Banks named therein, dated as of June 1, 2000, with attached form of Warrant.

            4.3 Registration Rights Agreement by and between Komag and the Banks named therein, dated as of June 1, 2000.

            99.1 Press Release dated June 1, 2000



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            KOMAG, INCORPORATED


Date:  July 6, 2000                         /s/ Edward. H. Siegler
                                            ------------------------------------
                                            Name:   Edward H. Siegler
                                            Title:  Chief Financial Officer



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                                  EXHIBIT INDEX



 4.1 Loan Restructure Agreement by and among Komag and the Restructure Lenders named therein, dated as of June 1, 2000.

 4.2 Warrant Agreement by and between Komag and the Banks named therein, dated as of June 1, 2000, with attached form of Warrant.

 4.3 Registration Rights Agreement by and between Komag and the Banks named therein, dated as of June 1, 2000.

99.1    Press release dated June 1, 2000.



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